UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Celsius Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CELSIUS HOLDINGS, INC.

2424 N Federal Highway, Suite 208

Boca Raton, Florida 33431

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held August 19, 2021

To our Shareholders:

On behalf of the Board of Directors it is my pleasure to invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Celsius Holdings, Inc., a Nevada corporation (the “Company”), which will be held at 2:00 pm, Eastern Time on August 19, 2021, or such later date or dates as such Annual Meeting date may be adjourned. Given the continuing potential health risk aspects of the coronavirus (COVID-19) pandemic, we have implemented a hybrid meeting format which will include an in-person meeting that will simultaneously be transmitted via a virtual platform in order to help protect the health and well-being of our shareholders.

The in-person meeting will take place at 6501 Congress Ave., Suite 100-Boca Office Center, Boca Raton, Florida 33487. You may also attend the Annual Meeting virtually via the internet at https://agm.issuerdirect.com/celh where you will be able to vote electronically. Please be sure to follow the instructions contained in these proxy materials.

The Annual Meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect as directors the nominees named in the proxy statement;
2.	To ratify the appointment of Ernst & Young LLP as our independent public accountant for the fiscal year ending December 31, 2021; and
3.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board of Directors of the Company has fixed the close of business on June 30, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Accordingly, you may vote if you were a record owner of the Company’s common stock at the close of business on June 30, 2021.

As of the Record Date there were 74,470,539 shares of common stock outstanding and entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the Annual Meeting and, during the ten (10) days prior to the Annual Meeting, at the office of the Secretary of the Company at 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431.

Under SEC rules that allow companies to furnish proxy materials to shareholders over the internet, we have elected to make our proxy materials available to all of our shareholders online. On or about July 8, 2021, we will commence sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access our proxy statement for our Annual Meeting of shareholders and our 2020 annual report to shareholders. The Notice also provides instructions on how to receive a paper copy of the proxy materials by mail.

It is important that you cast your vote either in-person or by remote communication at the meeting or by proxy. You may vote over the internet, telephone or by mail. You are urged to vote in accordance with the instructions set forth in this proxy statement.

Thank you for your continued support of Celsius Holdings, Inc. We look forward to your participation in the Annual Meeting.

Dated: July 2, 2021	By Order of the Board of Directors of Celsius Holdings, Inc.

Sincerely,

/s/ John Fieldly
John Fieldly
Chief Executive Officer

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting (either in-person or virtually).

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as the “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

If you have questions about voting your shares, please contact our Corporate Secretary at Celsius Holdings, Inc., at 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431, telephone number (561) 276-2239.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2021 AT 2:00 PM EASTERN TIME.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2020 Annual Report are available at:

https://www.iproxydirect.com/celh

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Celsius Holdings, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website (www.sec.gov) or upon your written or oral request by contacting the Chief Financial Officer of Celsius Holdings, Inc., at 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431, telephone number (561) 276-2239.

CELSIUS HOLDINGS, INC.

2424 N Federal Highway, Suite 208

Boca Raton, Florida 33431

(561) 276-2239

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2021

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying Notice of the Annual Meeting of Shareholders, contains information about the Annual Meeting of Shareholders of Celsius Holdings, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). The Annual Meeting will be held at 2:00 pm Eastern Time on August 19, 2021, or such later date or dates as such Annual Meeting date may be adjourned. We have adopted a hybrid format for our Annual Meeting that includes both an in-person and virtual meeting to provide a consistent and convenient experience to all shareholders regardless of location.

The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report is first being mailed on or about July 8, 2021 to all shareholders entitled to vote at the Annual Meeting. This proxy statement has been prepared by the management of Celsius Holdings, Inc.

These proxy materials also are available via the Internet at https://www.iproxydirect.com/celh. You are encouraged to read the proxy materials carefully and, in their entirety, and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting in-person or virtually, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by internet, by telephone or by mail, and the proxy materials provide instructions for each option.

When used in this proxy statement, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refers to Celsius Holdings, Inc. and its subsidiaries.

The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 19, 2021: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2020 Annual Report are available at https://www.iproxydirect.com/celh

Why is this year’s Annual Meeting being held in a hybrid format?

Due to continuing public health concerns resulting from the coronavirus (COVID-19) pandemic and the suggested guidance issued by federal, state and local government agencies, our Board of Directors has determined to hold our annual meeting both in-person and by remote communication via webcast. Shareholders may attend the meeting at the designated physical location and the simultaneous webcast option will allow all shareholders to join the meeting, regardless of location. Our decision to hold the annual meeting in a hybrid format relates only to the 2021 Annual Meeting at this time, however the Board of Directors may decide to continue this format or introduce it as an option for subsequent meetings of the shareholders.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about July 8, 2021 to all shareholders entitled to vote at the 2021 Annual Meeting. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage shareholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact of our annual meetings of shareholders.

How can I participate in the Annual Meeting?

You can attend the Annual Meeting either in-person or by accessing the meeting URL at https://agm.issuerdirect.com/celh and entering in your shareholder information provided on your ballot or proxy information in the Notice previously mailed to you.

Online access will be available prior to the meeting for you to obtain your information and to vote your shares should you not have done so previously. We encourage you to arrive at the meeting location or access the meeting webcast prior to the start time.

Rules for the hybrid meeting will be no different than if it was solely an in-person meeting. Professional conduct is appreciated and all Q&A sessions will be conducted at the appropriate time during the meeting.

How can I ask questions during the Annual Meeting?

You can submit questions in-person at the meeting or in writing to the virtual meeting website during the Annual Meeting in the Q&A tab on the virtual platform. You must first join the meeting as described above in “How can I participate in the Annual Meeting?”

Who Can Vote?

Shareholders who owned common stock of the Company at the close of business on June 30, 2021 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 74,470,539 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting (either in-person or virtually) to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting (in-person or virtually) or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Direct Transfer LLC, or you have stock certificates, you may vote:

●	By mail. If you requested and received a proxy card you may complete and mail the proxy card in the postage prepaid envelope we will provide. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	By Internet. At https://www.iproxydirect.com/celh

●	By remote communication at the Annual meeting. You may vote at the Annual Meeting virtually after you have joined the Annual Meeting by accessing the meeting URL at https://agm.issuerdirect.com/celh and following the instructions provided therein.

●	In-person. You may vote in-person during the Annual Meeting at the designated physical meeting location.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By internet or by telephone. Follow the instructions you receive from your broker to vote by internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

●	In-person or by remote communication at the Annual Meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and present it to the inspector of election with your ballot when you vote at the Annual Meeting (either in-person or virtually). You will not be able to attend the Annual Meeting (either in-person or virtually) unless you have a proxy card from your broker.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	“FOR” for the election of the Board nominees as directors; and

●	“FOR” ratification of the selection of Ernst & Young LLP as our independent public accountant for the fiscal year ending December 31, 2021.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	if your shares are held in street name, re-voting by internet or by telephone as instructed above – only your latest internet or telephone vote will be counted;

●	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	voting in-person or virtually at the Annual Meeting.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or under “Voting Instructions” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), is considered a non-routine matter, and Proposal 2 (the ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of directors). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Ernst & Young LLP as our Independent Public Accountant for the Fiscal Year Ending December 31, 2021

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Ernst &Young LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2021, the Audit and Enterprise Risk Committee of the Board may reconsider its appointment.

What Constitutes a Quorum for the Annual Meeting?

The presence, in-person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in-person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Direct Transfer LLC, 1981 Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117. Telephone: (919) 481-4000.

●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the following annual meeting of shareholders (after the one referenced herein) by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by February 26, 2022 to our Corporate Secretary, 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own 5% or more of our common stock and by executive officers and directors as a group. The address of the each of the executive officers and directors set forth in the table is c/o the Company, 2424 North Federal Highway, Suite 208, Boca Raton, Florida 33431.

Names and addresses of beneficial owners	Number of Shares of common stock		Percentage of class (%)

John Fieldly	1,175,252	(1)	1.58

Edwin Negron	148,074	(2)	*

Nicholas Castaldo	195,829	(3)	*

Tony Lau	15,186	(4)	*

Hal Kravitz	58,097	(5)	*

Kevin Harrington	3,685	(6)	*

Thomas E. Lynch	197,181	(7)	*

William H. Milmoe	8,010,911	(8)	10.76

Caroline Levy	18,333	(9)	*

Alexandre Ruberti	0		*

all officers and directors as a group (nine (9) persons)	9,822,548	(10)	13.19

Other 5% or greater shareholders:

Carl DeSantis	19,180,842	(11)	25.76
3161 Jasmine Drive Delray Beach, Florida 33483

Li Ka Shing	6,655,136	(12)	8.94
7/F Cheung Kong Center 2 Queen’s Road Central Hong Kong

Solina Chau Hoi Shuen House 4 2 Island Road, Hong Kong.	6,057,742	(13)	8.13

Kimora Lee Simmons 512 Seventh Avenue, 43rd Floor New York, NY 10018	3,972,659	(14)	5.33

*	Less than 1%

The persons named above have full voting and investment power with respect to the shares indicated unless otherwise specified below. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(1)	Includes (a) 890,000 shares of our common stock that are issuable upon exercise of stock options and restricted stock rights and (b) 285,252 shares of common stock held of record by Mr. Fieldly.

(2)	Represents (a) 140,460 shares of common stock issuable upon the exercise of stock options and (b) 7,614 shares of common stock held of record by Mr. Negron.

(3)	Represents (a) 155,000 shares of common stock issuable upon the exercise of stock options and (b) 40,829 shares of common stock held of record by Mr. Castaldo.

(4)	Represents (a) 15,186 shares of common stock issuable upon the exercise of stock options and (b) 0 shares of common stock held of record by Mr. Lau.

(5)	Represents (a) 55,000 shares of common stock issuable upon the exercise of stock options and (b) 3,097 shares of common stock held of record by Mr. Kravitz.

(6)	Represents (a) -0- shares of common stock issuable upon the exercise of stock options and (b) 3,685 shares of common stock held of record by Mr. Harrington.

(7)	Represents (a) 105,000 shares of common stock issuable upon the exercise of stock options and (b) 92,181 shares of common stock held of record by Mr. Lynch.

(8)	Represents (a) 45,069 shares of common stock held of record by Mr. Milmoe; (b) 155,000 shares of common stock issuable upon exercise of stock options; (c) 3,860,311 shares of common stock held of record by CDS Ventures, LLC (“CDS Ventures”); (d) 3,920,531 shares of common stock held of record by CD Financial and (e) 30,000 shares of common stock held of record by Carl Angus DeSantis Foundation. Mr. Milmoe and Carl DeSantis share voting power with respect to shares of common stock beneficially owned by CDS Ventures and CD Financial. Mr. Milmoe does not have dispositive power with respect to such shares. Mr. Milmoe serves as a Director of the Carl Angus DeSantis Foundation.

(9)	Represents 18,333 shares of common stock issuable upon the exercise of stock options by Ms. Levy.

(10)	Includes (a) the shares of common stock issuable upon the exercise of stock options and the owned and held of record by CD Financial and CDS Ventures, LLC beneficially owned by Mr. Milmoe as set forth in footnote (8) above; and (b) the shares of common stock issuable upon the exercise of stock options and the shares owned and held of record by the Company’s other officers and directors as set forth in footnotes (1) – (8) above.

(11)	Represents (a) 3,860,311 shares of common stock held of record by CDS Ventures; (b) 3,920,531 shares of common stock held of record by CD Financial; (c) 870,000 shares of common stock held of record by Carl DeSantis Revocable Trust; (d) 10,500,000 shares of common stock held of record by Carl DeSantis Retained Annuity Trust (“CD Retained Trust”) and (e) 30,000 shares of common stock held of record by Carl Angus DeSantis Foundation. Voting power of shares of common stock beneficially owned by CDS Ventures and CD Financial is shared by Mr. DeSantis and William H. Milmoe. Mr. DeSantis has sole dispositive power with respect to such shares. Mr. DeSantis serves as a Director of the Carl Angus DeSantis Foundation.

(12)	Represents 6,655,136 shares of common stock held of record by Charmnew Limited

(13)	Represents 6,057,742 shares of common stock held of record by Grieg International Limited and Oscar Time Limited, over which shares Ms. Chau has voting and dispositive power.

(14)	Represents shares of common stock held of record.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Board currently consists of nine members. However, Kevin Harrington, Thomas E. Lynch and William H. Milmoe, current directors, are not standing for re-election. Accordingly, there are three candidates being nominated to become directors, Ms. Cheryl Miller, Mr. Damon DeSantis and Ms. Joyce Russell. The Governance and Nominating Committee of the Board of Directors and the Board of Directors as a whole have unanimously approved the recommended slate of nine directors.

The following table shows the Company’s nominees for election to the Board of Directors. Each nominee, if elected, will serve until the next annual meeting of shareholders and until a successor is named and qualified, or until his or her earlier resignation or removal. Six of the nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the nine persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name	Age	Position with the Company

John Fieldly	41	Chief Executive Officer and Director

Nicholas Castaldo	69	Director

Caroline Levy	58	Director

Hal Kravitz	63	Director

Alexandre Ruberti	44	Director

Tony Lau	29	Director

Cheryl Miller	48	Director Nominee

Damon DeSantis	57	Director Nominee

Joyce Russell	61	Director Nominee

The Governance and Nominating Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election or election as a member of our Board.

Nominee Biographies

John Fieldly was named Chief Executive Officer in April 2018 and has served as a director since March 2017. Mr. Fieldly originally joined Celsius in January 2012 as its Chief Financial Officer and from March 2017 to March 2018 served as Interim Chief Executive Officer and Chief Financial Officer. Prior to joining Celsius Holdings, Inc. he held leadership roles at Lebhar-Friedman, Oragenics, Inc. and Eckerd Drugs, Inc. Mr. Fieldly is a Certified Public Accountant in Florida. Mr. Fieldly’s long tenure with the Company makes him a valuable member of the Board of directors in addition to his position as Chief Executive Officer.

Nicholas Castaldo became a director of Celsius in March 2013. Since September 2004 he has served as Equity Partner, Board Member and Chief Marketing Officer of Anthony’s Coal Fired Pizza, Inc., a Florida based chain of casual dining restaurants and for the past two years has been an Equity Partner and Advisory Board member of Lime Fresh Mexican Grill and served as the company’s CMO. Mr. Castaldo is an adjunct professor at the H. Wayne Huizenga College of Business and Entrepreneurship at Nova Southern University teaching courses in Marketing and Entrepreneurship. We believe that Mr. Castaldo’s significant experience in the marketing sector of the food and beverage industry makes qualifies him to serve as a member of the Board of Directors.

Caroline Levy has served as a director of Celsius since July 2020. Ms. Levy most recently served as Senior Equity Research Analyst at Macquarie, in her role Caroline covered both large and small cap beverage companies. Prior to this, she spent eight years as a managing director and senior analyst at CLSA. This followed a decade at UBS, where Caroline headed the US consumer research team, while also holding the position of COO for all research and Chair of the Investment Review Committee. Caroline has made numerous media appearances including CNBC’s “Mad Money with Jim Cramer” and Bloomberg. Additionally, she has been recognized multiple times including, “The Institutional Investor All Star survey” and “The Wall Street Journal analyst rankings”, for stock picking and earnings accuracy. Ms. Levy’s investment banking experience, with a focus on beverage companies, brings a unique perspective to her position on our board of directors.

Hal Kravitz became a director of Celsius in April 2017. From 2014 to 2018, Mr. Kravitz served as Chief Executive Officer of AQUAhydrate, Inc., a company engaged in the manufacture, distribution and marketing of bottled water. He also served as a consultant to AQUAhydrate from August to November 2014 and in 2013, Mr. Kravitz helped form InterContinental Beverage Capital, a New York-based merchant bank focused on investments in the beverage industry. For over thirty (30) years prior thereto, Mr. Kravitz served as an executive officer and in other management positions in various units of the Coca-Cola system. We believe that Mr. Kravitz’s longs experience in the beverage industry makes him a valuable member of the board of directors.

Alexandre Ruberti joined our board in February 2021. Mr. Ruberti brings a wealth of experience having spent the past 25 years in the beverage sales and distribution industry. His most recent tenure was serving dual positions with Red Bull. Mr. Ruberti joined Red Bull in 2005 as Head of National Sales and Distribution of Brazil and rapidly advanced to his role as President of Red Bull Distribution Company developing the business exponentially through incremental growth, sustaining profitability, and expanding the warehouse base from 34 to 99 facilities in seven years. In 2019 he was appointed the additional position as Executive Vice President of Sales for Red Bull North America. Prior to Red Bull, he spent nine years working at Coca-Cola Bottlers in Brazil, holding several positions across multiple departments. Mr. Ruberti holds an MBA from Fundação Getulio Vargas in Brazil, He also serves as a Board Member of Future Farm, as well as Member of the Young Presidents' Organization – YPO - Santa Monica Bay chapter and is an active angel investor. We believe that given Mr. Ruberti’s extensive experience in the beverage industry will provide valuable perspectives to execute our strategy, drive profitability and enhance value for our shareholders.

Tony Lau joined our Board of Directors in April 2018. Mr. Lau is an investor and director of consumer and retail investments at Horizons Ventures, Limited (“Horizons Ventures”), a Hong Kong based private investment fund, with whom he has been affiliated since 2014. Mr. Lau also manages China businesses and expansion for Horizons portfolio companies. Prior to Horizons, Mr. Lau was an investment banker with Goldman Sachs, specializing in technology, media and telecommunications investment. Mr. Lau currently serves on the Board of Directors of ChromaDex Corp. (Nasdaq: CDXC), a patented and proprietary ingredient technologies company. Mr. Lau earned a B.A. in Economics and Finance from Peking University and is currently pursuing the Business Scholars Program (DBA) degree at the Cheung Kong Graduate School of Business (CKGSB). The Company believes Mr. Lau is qualified to serve on the Board of directors due to his extensive and unique business background.

Cheryl Miller is a nominee to our Board of Directors, who, if elected, will join the Board following the Annual Meeting. Ms. Miller’s more than 20 years of corporate finance experience in consumer-focused industries and experience in such key areas as acquisitions, cybersecurity, e-commence and public company shareholder relations will make her a valuable asset to the board. Ms. Miller currently is an Executive Strategic Advisor for JM Family Enterprises, a privately owned diversified automotive company, where she previously served as Executive Vice President and Chief Financial Officer. Ms. Miller previously served as President and Chief Executive Officer and held positions of Ex VP and Chief Financial Officer, Treasurer and VP of Investor Relations between 2010 and April 2021 with AutoNation Inc., a publicly traded Fortune 150 automotive retailer with major metropolitan franchises and e-commerce operations. Ms. Miller also served on the Board of AutoNation, Inc from July 2019 to July 2020. Ms. Miller serves as a director (since 2016) of Tyson Foods, Inc., one of the world’s largest public food companies. Ms. Miller is also a member of Tyson’s Audit and Compensation & Leadership Development Committees. A native of Puerto Rico and resident of Florida, Ms. Miller holds a bachelor’s degree in finance and business administration from James Madison University. We believe that Ms. Miller’s extensive experience in finance makes her a valuable addition to our Board of Directors.

Damon DeSantis is a nominee to our Board of Directors, who, if elected, will join the Board following the Annual Meeting. Mr. DeSantis has been an opportunistic investor since leaving Rexall Sundown Nutritional Company (“Rexall Sundown”), a former Nasdaq 100 company, as Chief Executive Officer in 2001. Mr. DeSantis also previously served as a board member of Rexall Sundown. Rexall Sundown was in the business of developing, manufacturing, packaging, marketing, and distributing nutritional products of over 2800 skus to wholesalers, distributors, retailers, branded and private label direct to consumer via direct sales and direct marketing in the US and worldwide. Today, Mr. DeSantis’s business interests continue with ownership, direct investment, and board membership in a variety of private businesses in the hospitality, financial services, automotive, spirits and cannabis industries. Mr. DeSantis is a board member of Mac Pherson’s, the largest employee owned distributor of creative materials and art supplies in North America. Damon is the son of Carl DeSantis, one of the principal shareholders. Damon and his family live in Plantation, Florida. We believe that Mr. DeSantis’ significant and varied investment experience will allow him to make a significant contribution to the Board.

Joyce Russell is a nominee to our Board of Directors, who, if elected, will join the Board following the Annual Meeting. Ms. Russell’s experience spans over 34 years with Adecco, an international leader in human resources. Ms. Russell currently is the President of the Adecco Group U.S. Foundation, which is focused on up-/reskilling American workers and helping to ensure work equality for all. The Foundation was formed in 2019 and Ms. Russell was appointed its first President. Ms. Russell previously served as President of Adecco Staffing US from 2004 to 2018, a $2.3 billion revenue affiliate of the Swiss public company Adecco Group AG, a Fortune Global 500 company. Operations of Adecco Staffing US consisted of more than 450 branch locations and approximately 1,600 colleagues with a diverse portfolio of clients. Ms. Russell started with Adecco in 1987 as a Branch Manager and held numerous management positions prior to being appointed President in 2004. Ms. Russell is a panelist and participates at the World Economic Forum in Davos and Fortune’s Most Powerful Women Summits. Ms. Russell serves as Chairperson of the Board of Directors of the American Staffing Association. Ms. Russell and her family reside in Charlotte, North Carolina and holds a Bachelor of Arts degree in business and communications from Baylor University. We believe that Ms. Russell’s extensive experience in human resources and staffing makes her a valuable addition to our Board of Directors.

Family Relationships

There are no family relationships among the officers and director nominees, nor are there any arrangements or understanding between any of the director nominees or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, William H. Milmoe and Tony Lau each serve as Co-Chairpersons of the Board and John Fieldly serves as Chief Executive Officer. Our Board of Directors does not have a lead independent director. Our Board of Directors has determined that its leadership structure is appropriate and effective for us at this time, given our stage of development.  As Mr. Milmoe is not standing for re-election as a director at the Annual Meeting, at the meeting of the Board of Directors to be held following the Annual Meeting, the Board of Directors will determine whether there will be a single Chairperson or Co-Chairpersons of the Board and who will fill that position or those positions.

Director Attendance at Board, Committee, and Other Meetings

During the year ended December 31, 2020, the Board of Directors held eight (8) meetings, the Audit and Enterprise Risk Committee met five (5) times, and the Human Resource and Compensation Committee met two (2) times. The Governance and Nominating Committee met four (4) times. No director attended fewer than 75% of the board or of any committee such director served on. We do not have a formal policy in place with respect to director attendance at the Company’s annual meeting of shareholders.

Board Committees and Independence

Our Board of Directors has established three standing committees, the Audit and Enterprise Risk committee, the Human Resource and Compensation Committee and the Governance and Nominating Committee. The Audit and Enterprise Risk Committee currently consists of Ms. Levy, Messrs. Lynch, Kravitz and Milmoe, the Human Resource and Compensation Committee currently consists of Messrs. Kravitz, Castaldo and Harrington and the Governance and Nominating Committee currently consists of Messrs. Milmoe, Lau and Lynch. As a result of Messrs. Harrington, Milmoe and Lynch not standing for re-election as directors at the Annual Meeting and there being three new director nominees who, if elected, will join the Board of Directors after the Annual Meeting, it is anticipated that at the meeting of the Board of Directors to be held following the Annual Meeting, the Board of Directors will determine the composition of our three standing committees.

Our Board of Directors has determined that each of our current directors, except John Fieldly, and each of our director nominees is “independent” within the meaning of the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market.

In addition, we believe Ms. Levy and Messrs. Lynch, Kravitz, and Milmoe, as well as director nominee Ms. Miller qualify as an “audit committee financial expert” as the term is defined by the applicable rules and regulations of the SEC and the Nasdaq Stock Market listing standards, based on their respective business professional experience in the financial and accounting fields.

Audit and Eterprise Risk Committee

The Audit and Enterprise Risk Committee assists our Board of Directors in its oversight of the company’s accounting and financial reporting processes and the audits of the company’s financial statements, including (i) the quality and integrity of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of our company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board of Directors. Further, the Audit and Enterprise Risk Committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

`	●	be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for our company;

●	discuss the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditor prior to their filing with the SEC in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

●	review with the company’s financial management on a period basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in our company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of our company;

●	monitor our Company’s policies for compliance with federal, state, local and foreign laws and regulations and our company’s policies on corporate conduct;

●	maintain open, continuing and direct communication between the Board of Directors, the Audit and Enterprise Risk Committee and our independent auditors; and

●	monitor our compliance with legal and regulatory requirements and shall have the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act, as may be warranted.

Mr. Lynch is the current chairperson of our Audit and Enterprise Risk Committee, but is not standing for re-election as a director at the Annual Meeting.

Human Resource and Compensation Committee

The Human Resource and Compensation Committee aids our Board of Directors in meeting its responsibilities relating to the compensation of our company’s executive officers and to administer all incentive compensation plans and equity-based plans of the Company, including the plans under which Company securities may be acquired by directors, executive officers, employees and consultants. Further, the Human Resource and Compensation Committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

●	review periodically the Company’s philosophy regarding executive compensation to (i) ensure the attraction and retention of corporate officers; (ii) ensure the motivation of corporate officers to achieve our company’s business objectives, and (iii) align the interests of key management with the long-term interests of the Company’s shareholders;

●	review and approve corporate goals and objectives relating to Chief Executive Officer compensation and other executive officers of Celsius;

●	make recommendations to the Board of Directors regarding compensation for non-employee directors, and review periodically non-employee director compensation in relation to other comparable companies and in light of such factors as the Human Resource and Compensation Committee may deem appropriate; and

●	review periodically reports from management regarding funding the Company’s pension, retirement, long-term disability and other management welfare and benefit plans.

Mr. Kravitz is the current chairperson of our Human Resource and Compensation Committee.

Governance and Nominating Committee

The Governance and Nominating Committee recommends to the Board of Directors individuals qualified to serve as directors and on committees of the Board of Directors to advise the Board of Directors with respect to the Board of Directors composition, procedures and committees to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; and to oversee the evaluation of the Board of Directors and Celsius’ management.

Further, the Governance and Nominating Committee, to the extent it deems necessary or appropriate, among its several other responsibilities shall:

●	recommend to the Board of Directors and for approval by a majority of independent directors for election by shareholders or appointment by the Board of Directors as the case may be, pursuant to our bylaws and consistent with the Board of Director’s evidence for selecting new directors;

●	review the suitability for continued service as a director of each member of the Board of Directors when his or her term expires or when he or she has a significant change in status;

●	review annually the composition of the board of directors and to review periodically the size of Board of Directors;

●	make recommendations on the frequency and structure of Board of Directors’ meetings or any other aspect of procedures of the Board of Directors;

●	make recommendations regarding the chairmanship and composition of standing committees and monitor their functions;

●	review annually committee assignments and chairmanships;

●	recommend the establishment of special committees as may be necessary or desirable from time to time; and

●	develop and review periodically corporate governance procedures and consider any other corporate governance issue.

Messrs. Milmoe and Lau are the current co-chairpersons of our Governance and Nominating committee. Mr. Milmoe is not standing for re-election as a director at the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock (collectively, the “Reporting Persons”) to report their ownership of and transactions in our common stock to the SEC. Copies of these reports are also required to be supplied to us. To our knowledge, based on our review of such reports, during the year ended December 31, 2020 the Reporting Persons complied with all applicable Section 16(a) reporting requirements.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from our Secretary at our executive offices in Boca Raton, Florida.

Board of Directors Role in Risk Oversight

Members of the Board of Directors have periodic meetings with management and the Company’s independent auditors to perform risk oversight with respect to the Company’s internal control processes. The Company believes that the Board’s role in risk oversight does not materially affect the leadership structure of the Company.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance and Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance and Nominating Committee. The Governance and Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Governance and Nominating Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant Board member by addressing communications to:

Celsius Holdings, Inc.

c/o Corporate Secretary

2424 N Federal Highway, Suite 208

Boca Raton, Florida 33134

All shareholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

●	junk mail and mass mailings;

●	resumes and other forms of job inquiries;

●	surveys; and

●	solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer Since
John Fieldly	41	President and Chief Executive Officer	2016
Edwin Negron-Carballo	59	Chief Financial Officer	2018

John Fieldly, Chief Executive Officer and Director

The biography for John Fieldly is contained in the information disclosures relating to the Company’s nominees for director.

Edwin Negron-Carballo, Chief Financial Officer

Mr. Negron-Carballo became Chief Financial Officer in July 2018. He is well versed in USGAAP and IFRS as a Certified Public Accountant and has significant experience in mergers and acquisitions, as well as Master’s degree in Business Administration from the Olin School of Business at Washington University in St. Louis, MO. Mr. Negron-Carballo served as the Chief Financial Officer of Concurrent Manufacturing Solutions, LLC from October 2012 to December 2017. Mr. Negron-Carballo’s prior experience also includes working for major companies such as KPMG, Sodexo, S.A., Tyco Healthcare-Latin America, Energizer Battery and Frito-Lay.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation paid to our Chief Executive Officer and Chief Financial Officer, who are our two executive officers, during the years ended December 31, 2020, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (#)		Other ($)	Total ($)

John Fieldly, CEO(1)	2020	464,526	284,782	4,129	(3)	6,201	755,509
	2019	422,300	234,377	400,000	(4)	5,889	662,566
	2018	410,000	223,450	450,000	(5)	8,668	642,118

Edwin Negron-Carballo, CFO(2)	2020	270,000	112,340	4,129	(6)	527	382,867
	2019	206,000	67,980	350,000	(7)	508	274,488
	2018	92,308	33,825	150,000	(8)	658	126,791

(1)	Mr. Fieldly was appointed Chief Executive Officer on April 16, 2018. Mr. Fieldly joined Celsius in January 2012 as its Chief Financial Officer and from March 2017 to March 2018 served as Interim Chief Executive Officer and Chief Financial Officer.

(2)	Mr. Negron-Carballo joined the Company on July 18, 2018 as Chief Financial Officer.

(3)	Represents restricted stock awards where 4,129 shares are immediately vested in July 2020.

(4)	Represents stock options granted under our 2015 Incentive Stock Plan to purchase 150,000 and 150,000 shares of common stock at an exercise price of $3.72 and $3.23 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant. In addition, a 100,000-share restricted stock award was granted to Mr. Fieldly subject to a vesting schedule where 40,000 shares are immediately vested and 60,000 shares vest in the sole discretion by the Board of Directors upon their determination on October 23, 2020, that Func Food’s operations have been successfully integrated into the Company.

(5)	Represents stock options granted under our 2015 Incentive Stock Plan to purchase 150,000 and 300,000 shares of common stock at an exercise price of $5.80 and $4.48 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant.

(6)	Represents restricted stock awards where 4,129 shares are immediately vested in July 2020.

(7)	Represents stock options granted under our 2015 Incentive Stock Plan to purchase 150,000 and 150,000 shares of common stock at an exercise price of $3.72 and $3.23 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant. In addition, a 50,000 shares restricted stock award was granted to Mr. Negron-Carballo subject to a vesting schedule where 20,000 shares are immediately vested and 30,000 shares vest in the sole discretion by the Board of Directors upon their determination on October 23, 2020, that Func Food’s operations have been successfully integrated into the Company.

(8)	Represents stock options granted under our 2015 Incentive Stock Plan to purchase 150,000 shares of common stock at an exercise price of $4.60 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant.

In addition, executive officers are entitled to participate in benefit plans maintained for employees of the Company generally.

Employment Agreement

On August 1, 2020, the Company entered into a new employment agreement (the “Fieldly Employment Agreement”) with John Fieldly, our Chief Executive Officer. The initial term of the Fieldly Employment Agreement is from January 1, 2021 through December 31, 2023. The Fieldly Employment Agreement provides for a base annual salary of $464,530, eligibility for performance-based incentive bonuses, pursuant to such criteria as may be established by our Human Resource and Compensation Committee and the grant of options to Mr. Fieldly under our 2015 Incentive Stock Plan to purchase 300,000 shares of our common stock. The Fieldly Employment Agreement provides for severance payments equal to (i) the annual base salary and a pro rata performance bonus for the number of months remaining in the term (up to a maximum of 6 months) in the event of termination upon death; (ii) twelve months’ salary in the event of termination other than for “cause” (as defined therein); and (iii) a “golden parachute” payment in an amount equal to twice the total compensation (including performance bonus, if any) for the two prior calendar years in the event of termination without “cause” following a “change in control” (as defined therein). The Fieldly Employment Agreement also contains customary confidentiality and non-competition provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to stock awards and grants of options to purchase our common stock outstanding to the named executive officers at December 31, 2020.

	Number of securities underlying unexercised Options (#)(1)		Number of securities underlying unexercised unearned options	Weighted average option exercise price	Option expiration
Name	Exercisable	Un-exercisable	(#)(1)	($)(1)	date

John Fieldly, CEO	690,000	350,000	350,000	3.04	Various

Edwin Negron-Carballo, CFO	155,556	250,000	250,000	3.88	Various

(1)	Represents grants of stock options under our Amended 2006 Incentive Stock Plan and 2015 Incentive Stock Plan.

Amended 2006 Incentive Stock Plan

In January 2007, we adopted our 2006 Incentive Stock Plan, which was amended in July 2009. The Amended 2006 Incentive Stock Plan provided for equity incentives to be granted to our employees, officers or directors or to key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares as determined pursuant to the Amended 2006 Incentive Stock Plan, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. The Amended 2006 Incentive Stock Plan is administered by our Human Resource and Compensation Committee. Options to purchase 245,000 shares of common stock are outstanding under the 2006 Amended 2006 Incentive Stock Plan as of the date of this Report. The Amended 2006 Incentive Stock Plan (but not awards thereunder) expired in January 2017.

2015 Incentive Stock Plan

Our 2015 Incentive Stock Plan, adopted in April 2015, provides for equity incentives to be granted to our employees, executive officers or directors or to key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares as determined pursuant to the 2015 Incentive Stock Plan, restricted stock awards, other stock-based awards, or any combination of the foregoing. The 2015 Incentive Stock Plan is administered by our Human Resource and Compensation Committee. There are 7,041,493 shares of our common stock are currently reserved for issuance pursuant to the exercise of awards under the 2015 Incentive Stock Plan. The number of shares so reserved automatically adjusts upward on January 1 of each year, so that the number of shares covered by the 2015 Incentive Stock Plan is equal to 15% of our then issued and outstanding common stock. Stock option and awards to purchase an aggregate of 5,019,646 shares of our common stock are outstanding under the 2015 Incentive Stock Plan as of the date of this Report.

Compensation of Directors Table

The following table summarizes all compensation paid to our directors for the fiscal year ended December 31, 2020.

					Non-Qualified
	Fees			Non-Equity	Deferred
	Earned or	Option/Equity		Plan	Compensation	All Other
	Paid in Cash	Awards		Compensation	Earnings	Compensation	Total
Name	($)	(#)(1)		($)	($)	($)	($)

Nicholas Castaldo	35,000	3,097	(1)	—	—	—	35,000

Kevin Harrington	35,000	3,097	(1)	—	—	—	35,000

Hal Kravitz	37,000	3,097	(1)	—	—	—	37,000

Caroline Levy	3,333	55,000	(2)	—	—	—	3,333

Regan Ebert(3)	10,000	—		—	—	—	10,000

Tony Lau	—	3,097	(1)	—	—	—	—

John Fieldly	—	—		—	—	—	—

Thomas E. Lynch	37,000	5,050	(4)	—	—	—	37,000

William H. Milmoe	38,000	5,050	(4)	—	—	—	38,000

(1)	Represents restricted stock awards where 3,097 shares are immediately vested in July 2020.

(2)	Represents options to purchase 55,000 shares of common stock at an exercise price of $14.53 per share granted under our 2015 Incentive Stock Plan in July 2020.

(3)	Ms. Ebert resigned as a director in July 2020.

(4)	Represents restricted stock awards of 1,958 and 3,097 issued in January and July of 2020 which are immediately vested.

Narrative Disclosure to the Director Compensation Table

Our non-employee directors will be compensated with options to purchase common stock or awards of common stock as determined by the Human Resource and Compensation Committee and approved by the board. Non-employee directors are also reimbursed for out-of-pocket costs incurred in connection with attending meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Lease of Executive Offices

The Company’s corporate offices located at 2424 N Federal Highway, Suite208, Boca Raton, Florida 33431 are leased from a company affiliated with CD Financial. The lease expires in January 2024 and provides for monthly rent of $17,295. We believe that the monthly rent is commensurate with other properties available in the market.

Approval of Related Party Transactions

All related party transactions are subject to the review, approval or ratification of our Board of Directors or an appropriate committee thereof.

Director Independence

Our Board of Directors has determined that each of our directors, except John Fieldly, is “independent” within the meaning of the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Audit and Enterprise Risk Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Fees of Independent Registered Public Accounting Firm for 2020 and 2019

The following is a summary of the audit, tax and Sarbanes-Oxley compliance fees billed to us by Assurance Dimensions, our prior independent registered public accounting firm for professional services rendered for the fiscal years ended December 31, 2020 and 2019, respectively.

	Year ended December 31,
	2020	2019

Audit fees(1)	$135,000	$179,100
Tax fees(2)	$10,000	$8,750
All other fees(3)	$119,854	$70,462

(1)	Audit fees consist of billings for the audit of the Company’s consolidated financial statements by Assurance Dimensions including the Company’s Registration Statement on Form 10, our Annual Reports on Form 10-K and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q.

(2)	Tax fees related to paid to our tax professionals regarding tax processes and the filing of our tax returns.

(3)	All other Fees, mainly pertain to Sarbanes-Oxley related work, performed by a specialized external audit firm in 2020. The 2020 figures include audit and all related accounting services pertaining to our European business as of the date of the acquisition. The 2020 figures reflect the impact of the European business integration as of the date of the acquisition.

The Company has an Audit and Enterprise Risk Committee consisting of “independent” directors. It is the Company’s policy to have its Chief Executive Officer and Chief Financial Officer preapprove all audit and permissible non-audit services provided by the independent public accountants, subject to approval by the Audit and Enterprise Risk Committee. These services may include audit, audit-related, tax and other services. Pre-approval is generally for up to one year, is detailed as to the particular service or category of services and is generally subject to a specific budget. Unless there are significant variations from the pre-approved services and fees, the independent public accountants and management generally are not required to formally report to the Audit and Enterprise Risk Committee regarding actual services and related fees.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2021, the Audit and Enterprise Risk Committee may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

CELSIUS HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF ShareHOLDERS– AUGUST 19, 2021 – 2:00 PM local time
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints John Fieldly and Edwin Negron-Carballo or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Celsius Holdings, Inc. (hereinafter referred to as the “Company”) to be held in-person and virtually at 2:00 PM local time, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/CELH

PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF CELSIUS HOLDINGS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
To elect the nominees listed below as Directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.		☐	☐
John Fieldly				☐	Control ID:
Nicholas Castaldo				☐	REQUEST ID:
Caroline Levy				☐
Hal Kravitz				☐
Alexandre Ruberti				☐
Tony Lau				☐
Cheryl Miller Damon DeSantis Joyce Russell				☐ ☐ ☐
Proposal 2	à	FOR	AGAINST	ABSTAIN
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, but if no instructions are indicated, it will be voted “For All” in Proposal 1 and “For” Proposal 2.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)